                                                               EXHIBIT 10(D)

233 South Wacker Ave.  Suite 2800
Chicago, Illinois 60606
Tel      312 234-2934
Fax      312 234-3160

NationsBank

CONFIRMATION FOR U.S. DOLLAR RATE SWAP TRANSACTION
TO BE SUBJECT  TO 1992 MASTER AGREEMENT

TO:           THE GEON COMPANY
              ONE GEON CENTER
              AVON LAKE   OH 44012

ATTN:    JEAN MIKLOSKO
FAX:     FAX 216-930-3727

FROM:         NationsBank, N.A.
              233 S. Wacker Drive
              Chicago, Illinois 60606
              MIKE ROPER / JIM O'DONNELL

Date:    27JUN96

Our Reference No. 501830

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) ("Definitions) are incorporated into this Confirmation In the event of any inconsistency between the Definitions and provisions and this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that
(i) it is duly authorized to enter into this Swap Transaction and to perform its obligations hereunder and (ii) the person executing this Confirmation is duly authorized to execute and deliver it.

1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement in the form published by ISDA in June, 1992 (the "Agreement"), as if you and we had executed that agreement (but without any Schedule thereto) and the Agreement shall be governed by and construed in accordance with the laws of the State of New York. All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In addition, you and we agree to use our best efforts promptly to negotiate execute and deliver a Master Agreement (in the form published by ISDA). Upon execution and delivery by you and us of that agreement (i) this Confirmation shall supplement, form part of, and be subject to that agreement and (ii) all provisions contained or incorporated by reference in that agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the Swap Transaction to which this Confirmation relates are as follows:

    Currency/Notional Amount:   USD 150,000,000.00
    Trade Date:                           27JUN96
    Effective Date:                       01JUL96
    Termination Date:                     01JUL99
    Upfront Payment:                      NationsBank shall pay The Geon Company
                                          USD 125,000 on July 1, 1996

    1. Floating Amounts

    Floating Rate Payer I:                NATIONSBANK, N.A.

    Floating Payer I
    Reset Dates:                          The First Day of Each Calculation
                                          Period

    Floating Payer I                      EACH JANUARY 1, APRIL 1, JULY 1, AND
                                          OCTOBER 1,
    Payment Dates:                        COMMENCING OCTOBER 1, 1996 AND ENDING
                                          JULY 1, 1999, SUBJECT TO ADJUSTMENT IN
                                ACCORDANCE WITH THE MODIFIED FOLLOWING
                                BUSINESS DAY CONVENTION.

    Floating Rate Payer I
    Business Day Convention:    MODIFIED FOLLOWING BUSINESS DAY

    Floating Rate Payer I
    Business Days:                        NEW YORK, LONDON

    Floating Rate Payer I Option:         USD-LIBOR-BBA

    Designated Maturity:                  3 MONTH

    Spread:                               NONE

Floating Rate for
Initial Calculation Period:               TO BE SET

Floating Rate Payer I
Day Count Fraction:                       ACTUAL/360

Averaging:                                INAPPLICABLE

2. Floating Amounts:

    FLOATING Rate Payer II      THE GEON COMPANY

    Floating Payer II Reset
    Dates:                          Last Day of Each Calculation Period

    Floating Payer II Payment EACH JANUARY 1, APRIL 1, JULY 1, AND OCTOBER 1,
    Dates: COMMENCING OCTOBER 1, 1996 AND ENDING JULY 1, 1999, SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH

                                THE MODIFIED FOLLOWING BUSINESS DAY
                                CONVENTION.

    Floating Rate Payer II
    Business Days:                  NEW YORK, LONDON

    Floating Rate Payer Ii
    Business Day Convention:    MODIFIED FOLLOWING BUSINESS DAY

    Floating Rate Payer II          USD-LIBOR-BBA SET IN ARREARS ON THE
                                    RESET DATES provided that if the
                                    Floating Rate Payer II Option is above 9% for any Calculation Period, then Floating
                                    Rate Payer II shall pay 9.00% on a Notional amount of USD 75,000,000 and Floating Rate
                                    Payer II Option on a Notional Amount of USD
                                    75,000,000 for such Calculation Period.

    Designated Maturity:            3 MONTH

    Spread:                         NONE

    Floating Rate for Initial
    Calculation Period:             TO BE SET

    Floating Rate Payer II
    Day Count Fraction:             ACTUAL/360

    Averaging:                      INAPPLICABLE


    Rounding Factor:                One-Hundredth-Thousandth of One Percent

    Calculation Agent:              NationsBank, N.A.

    Assignment:                     This Swap Transaction may be assigned only
                                    with prior written consent.

    Legal and Out-of -Pocket
    Expenses:                       For each party's own account.

    Governing Law:                  The Laws of the State of New York.

    Recording of Conversations:
                                    Each party to this Agreement acknowledges and agrees to the tape or electronic recording of conversations between the parties to this Agreement whether by one or other or both of the parties, and that any such recordings may be submitted in evidence in any action or proceeding relating to the Agreement or any Transaction.

Additional Termination Events. The following sub-paragraph (a) shall constitute an Additional Termination Event:

(a) If a Ratings Event (as defined below) shall occur with respect to a party (the Affected Party), the other party (the non-Affected Party) may at any time thereafter, by not more than 20 days notice to the Affected Party (provided that the Ratings Event is then continuing), designate a day (not earlier than the day such notice is effective) as an Early Termination Date in respect of all Transactions. A "Ratings Event" shall occur with respect to a party if a party's outstanding unsecured unsubordinated debt, long-term deposits or certificates of deposit cease to be rated at least BB by Standard & Poor's Corporation ("S&P") and Ba2 by Moody's Investors Services, Inc. ("Moody's") or cease to be rated by S&P and Moody's Investors Services, Inc.

     Payment Instructions:

     Payment to NationsBank:    Payment to The Geon Company:
     NationsBank, N.A. - Charlotte  Please advise
     ABA 053000196
     ACCT: 10852016511
     ATTN: DERIVATIVE OPERATIONS

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of the Swaps Documentation Group at Fax No. (312) 234-3160. Failure to respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours Sincerely,

NationsBank, N.A.

By:\s\JOHN STOCCHETTI
   ------------------
    JOHN STOCCHETTI
    SENIOR VICE PRESIDENT

Confirmed as of the date first written above:

THE GEON COMPANY

By:\s\JEAN M. MIKLOSKO
   -------------------
Authorized Signatory

    JEAN M. MIKLOSKO
    ASSISTANT TREASURER

233 South Wacker Ave.  Suite 2800
Chicago, Illinois 60606
Tel 312 234-2934
Fax 312 234-3160

NationsBank

CONFIRMATION FOR U.S. DOLLAR RATE COLLAR TRANSACTION
TO BE SUBJECT TO 1992 MASTER AGREEMENT

TO:             THE GEON COMPANY
                ONE GEON CENTER
                AVON LAKE   OH 44012

ATTN:           JEAN MIKLOSKO
FAX:            FAX 216-930-3727

FROM:    NationsBank, N.A.
                233 S. Wacker Drive
                Chicago, Illinois 60606
                MIKE ROPER / JIM O'DONNELL

Date:           16JUL96

SUBJECT: Transaction Ref# 501830

The purpose of this letter is to amend and restate the terms and conditions of the Rate Swap Transaction entered into between THE GEON COMPANY and NationsBank, N.A. on the original trade date of June 27, 1996 (See Attached Exhibit I). All previously stated terms will remain the same except as expressly modified below.

This Confirmation supplements, forms part of, and is subject to, the Master Agreement in the form published by ISDA in June, 1992 (the "Agreement"), as if you and we had executed that agreement (but without any Schedule thereto) and the Agreement shall be governed by and construed in accordance with the laws of the State of New York. All provisions contained or incorporated by reference in the Agreement (in the form published by ISDA). Upon execution and delivery by you and us of that agreement (I) this Confirmation shall supplement, form part of, and be subject to that agreement and (ii) all provisions contained or incorporated by reference in that agreement shall govern this Confirmation shall supplement, form part of, and be subject to that agreement and (ii) all provisions contained or incorporated by reference in that agreement shall govern this Confirmation except as expressly modified below.

The terms of this Swap Transaction have been amended to reflect the following:

1) The Notional Amount of the Swap Transaction has been changed to USD 170,000,000.

2) The Floating Rate Payer II Option has been changed to USD-LIBOR-BBA SET IN ARREARS ON THE RESET DATES provided that if the Floating Rate Payer II shall pay 9.00% on a Notional amount of USD 85,000,000 for such Calculation Period.

In consideration of the above amendment NationsBank, N.A. shall pay The Geon Company USD 17,000.00 on July 17, 1996.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding with three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Swaps Documentation Group, Fax No. (312) 431-3160.

NationsBank, N.A.

By:\s\John Stocchetti
   ------------------
      John Stocchetti
      Authorized Signatory

Confirmed as of the date first written above:

The Geon Company

By:\s\Jean M. Miklosko
   --------------------
        Jean M. Miklosko              Assistant Treasurer
        Authorized Signatory